UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 27, 2024

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 27, 2024, Nuvve Holding Corp. (the “Company”) entered into a Subordinated Business Loan and Security Agreement ("Term Loan") with Agile Lending, LLC, as lender, and Agile Capital Funding, LLC, as collateral agent for an original principal amount of $1,050,000 (the “Principal Amount”). The Principal Amount of the Term Loan includes an administrative fees of $50,000, paid at the closing of the Term Loan.

The Term Loan will accrue interest at a weighted annual average rate of 153.90%, and has a maturity date of June 27, 2025. Principal and interest payments of $50,750 are payable in arrears weekly under the Term Loan effective November 27, 2024 to June 27, 2025, when the Term Loan is fully paid off. Total interest of $472,500 is expected to be paid over the thirty-week loan period. The Term Loan is secured by certain of the Company’s assets, and it is evidenced by a subordinated secured promissory note.

The Term Loan contains customary affirmative and negative covenants. Among other things, these covenants restrict the Company's ability to incur certain types or amounts of indebtedness, incur liens on certain assets, dispose of material assets, enter into certain restrictive agreements, or engage in certain transactions with affiliates. Additionally, the Term Loan contains customary default provisions including, but not limited to, failure to pay interest or principal when due.

The foregoing description of the Term Loan is not complete and is qualified in its entirety by reference to the full text of the Term Loan, a copy of the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1
Subordinated Business Loan and Security Agreement, dated November 27, 2024, by and among Nuvve Holding Corp. as borrower, Agile Lending, LLC, as Lender, and Agile Capital Funding, LLC, as collateral agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2024

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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